UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2018

LGI HOMES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36126	46-3088013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Lake Robbins Drive, Suite 430, The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 362-8998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Indenture and First Supplemental Indenture relating to LGI Homes, Inc.’s 6.875% Senior Notes due 2026
On July 6, 2018, LGI Homes, Inc. (the “Company”) completed an offering of $300,000,00 aggregate principal amount of its 6.875% Senior Notes due 2026 (the “Senior Notes”). The Senior Notes were issued pursuant to an Indenture, dated as of July 6, 2018, among the Company, the subsidiaries of the Company that guarantee the Company’s obligations under its revolving credit facility (the “Subsidiary Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”) (the “Senior Notes Base Indenture”), as supplemented by the First Supplemental Indenture thereto, dated as of July 6, 2018, among the Company, the Subsidiary Guarantors and the Trustee (the “Senior Notes Supplemental Indenture” and, together with the Senior Notes Base Indenture, the “Senior Notes Indenture”).
The Senior Notes Indenture contains covenants that, among other things, limit the ability of the Company and its restricted subsidiaries to pay certain dividends or make certain other restricted payments or investments, incur additional indebtedness and issue disqualified stock, create liens on their assets, transfer and sell their assets, enter into certain business combinations with third parties or into certain other transactions with affiliates, create restrictions on dividends or other payments by the Company’s restricted subsidiaries and create guarantees of indebtedness by restricted subsidiaries. These covenants are subject to significant exceptions. The Senior Notes Indenture also contains customary events of default.
The offer and sale of the Senior Notes and the related guarantees have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction and may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act.
This Current Report does not constitute an offer to sell or solicitation of an offer to buy the Senior Notes or any other security and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any persons to whom, such offer, solicitation or sale would be unlawful. Offers of the Senior Notes will be made only by means of a private offering memorandum.
The description of the Senior Notes Base Indenture and the Senior Notes Supplemental Indenture set forth above is qualified in its entirety by reference to the Senior Notes Base Indenture and the Senior Notes Supplemental Indenture, copies of which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report and incorporated herein by reference.
First Supplemental Indenture relating to LGI Homes, Inc.’s 4.25% Convertible Notes due 2019
On July 6, 2018, concurrently with the offering of the Senior Notes, the Company entered into that certain First Supplemental Indenture, dated as of July 6, 2018, among the Company, the Subsidiary Guarantors and the Trustee (the “Convertible Notes Supplemental Indenture”), which supplements that certain Indenture, dated as of November 21, 2014, between the Company and the Trustee (the “2014 Indenture”) relating to the Company’s 4.25% Convertible Notes due 2019 (the “Convertible Notes”), pursuant to which (i) the subordination provisions in the 2014 Indenture were eliminated, (ii) each Subsidiary Guarantor agreed (A) to, concurrently with the issuance of the Senior Notes, fully and unconditionally guarantee the Convertible Notes to the same extent that such Subsidiary Guarantor is guaranteeing the Senior Notes and (B) that such Subsidiary Guarantor’s guarantee of the Convertible Notes ranks equally with such Subsidiary Guarantor’s guarantee of the Senior Notes and (iii) the Company agreed to not, directly or indirectly, incur any indebtedness in the form of, or otherwise become liable in respect of, any notes or other debt securities issued pursuant to an indenture or note purchase agreement (including the Senior Notes) unless such indebtedness is pari passu with or contractually subordinated to the Convertible Notes in right of payment.
The description of the Convertible Notes Supplemental Indenture set forth above is qualified in its entirety by reference to the Convertible Notes Supplemental Indenture, a copy of which is filed as Exhibit 4.3 to this Current Report and incorporated herein by reference. A copy of the 2014 Indenture was filed as Exhibit 4.01 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 26, 2014.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.
The exhibits listed below are filed herewith.
Agreements and forms of agreements included as exhibits are included only to provide information to investors regarding their terms. Agreements and forms of agreements listed below may contain representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and no such agreement or form of agreement should be relied upon as constituting or providing any factual disclosures about the Company, any other persons, any state of affairs or other matters.
(d)        Exhibits.

4.1	Indenture, dated as of July 6, 2018, among LGI Homes, Inc., the potential subsidiary guarantors listed therein and Wilmington Trust, National Association, as trustee
4.2
First Supplemental Indenture, dated as of July 6, 2018, among LGI Homes, Inc., the subsidiary guarantors listed therein and Wilmington Trust, National Association, as trustee, governing LGI Homes, Inc.’s 6.875% Senior Notes due 2026, including the form of the Senior Notes

4.3
First Supplemental Indenture, dated as of July 6, 2018, among LGI Homes, Inc., the subsidiary guarantors listed therein and Wilmington Trust, National Association, as trustee, governing LGI Homes, Inc.’s 4.25% Convertible Notes due 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LGI Homes, Inc.

Date: July 6, 2018	By:	/s/ Eric Lipar
Eric Lipar
Chief Executive Officer and Chairman of the Board